                                                                   EXHIBIT 10.8
                                                                    Page 1 of 5
                                                                            ---

                               STANDARD SUBLEASE
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
             [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION]

1. Parties. This Sublease, dated, for reference purposes only, July 11, 1996 is
                                                               -------    --
made by and between Potpourri Shopper Inc.
                    ------------------------------------------------------------
                       (herein called "Sublessor") and
-----------------------                                -------------------------
         Kinetic Systems, Inc.                      (herein called "Sublessee").
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2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara
   -----------------------------------------------------------------------------
State of California, commonly known as 3090 Raymond Street Santa Clara
                                       -----------------------------------------
and described as The entire referenced premises consisting of 28,500 square
                 ---------------------------------------------------------------
feet of rentable, along with all furnished parking spaces.
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Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".
3.  Term.
    3.1  Term. The term of this Sublease shall be for 16.5 months
                                                      --------------------------
commencing on August 15th, 1996 and ending on December 31, 1997
              -----------------               ----------------------------------
unless sooner terminated pursuant to any provision hereof.
    3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below. See addendum.
4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $28,500 in advance, on the 10th day of each month of the term
            -------
hereof.

Sublessee shall pay Sublessor upon the execution hereof $28,500 as rent for
                                                        -------
first month's rent - see addendum.
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Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.
5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $ 0 as security for Sublessee's faithful performance of Sublessee's
       ---
obligations hereunder, if Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Subleasee. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee. If any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.
6.  Use.
    6.1  Use. The Premises shall be used and occupied only for. Sales
                                                                ----------------
administration or other lawful use consistent with the operation of a first
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class office building and for no other purpose.
---------------------
    6.2  Compliance with Law.
      (b) Except as provided in paragraph 6.2(a), Sublessee shall, at
Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.
    6.3 Condition of Premises. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublesee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business. See addendum
7.  Master Lease
    7.1 The Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated Feb 10th, 1992 wherein Newpark Leasing Company, A
                               --------    --         --------------------------
California Partnership
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is the lessor, hereinafter referred to as the "Master Lessor"
    7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.
    7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.
   7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease. Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom. None
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                                                                     Page 2 of 5
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     7.5  The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".
     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.
8.   Assignment of Sublease and Default.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof
     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations
     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.
     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor .

9.   Consent of Master Lessor.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.
     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.
     9.3  In the event that Master Lessor does give such consent then:
          (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
          (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Mas ter Lease.
          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
          (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.
     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.
     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.
     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.  Brokers Fee.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to None a
                                                                       ----
licensed real estate broker, (herein called "Broker") a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $ None for brokerage
                                                             -----
services rendered by Broker to Sublessor in this transaction.

11. Attorney's fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. Additional Provisions. (If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.)

     See Addendum
                 ---------------------------------------------------------------



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If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.


Executed at Potpourri                         Potpourri Inc.
            ---------------------           --------------------------------

on                                          By /s/ Loren Dalton
  -------------------------------             ------------------------------

address  1350 Duane Street                  By Loren Dalton, President
       --------------------------             ------------------------------

         Santa Clara, CA  95045                      "Sublessor"
  -------------------------------

Executed at Kinetic Systems, Inc.               Kinetic Systems, Inc.
           ----------------------           --------------------------------

on                                          By /s/ Marie R. Bianco
  -------------------------------             ------------------------------

address   3080 Raymond Street               By Marie Bianco
       --------------------------             ------------------------------
        Santa Clara, CA  95045                        "Sublessee"
---------------------------------

Executed at                                      New Park Leasing Co.
           ----------------------           --------------------------------

on                                          By /s/ James C. Jacobsen
  -------------------------------             ------------------------------

address                                     By James C. Jacobsen
       --------------------------             ------------------------------

---------------------------------                    "Master Lessor"

Executed at
           ----------------------           --------------------------------

on
  -------------------------------           --------------------------------

address
       --------------------------           --------------------------------

---------------------------------
                                                                    Form 401 77?

NOTE: These forms are often modified to meet changing requirements of law and needs of the Industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071, (213) 687-8777.

                           [LETTERHEAD OF POTPOURRI]

                                   ADDENDUM
                                   --------

This is an addendum to the standard sublease dated July 11, 1996, between Potpourri Shoppers Inc., Sublessor; Kinetics Systems, Inc., Sublessee; and New Park Leasing Company, Master Lessor.

3.2 Delay In Commencement
-------------------------
The current sublease between KSI Services, Inc. and Potpourri Shoppers Inc. dated April 28, 1996 will terminate in its entirety upon the effective date of a new fully executed sublease dated July 11, 1996.

This sublease is contingent upon Sublessor obtaining Corporate approval to exercise the option to extend clause of the Master Lease.

4.0 Rent  Rental payment shall consist of base rent, property taxes, building
--------
insurance, landscaping. Janitorial services, alarm services, utilities, building maintenance and telephone expenses are not included in payment. Utilities will
                                       ---
be transferred into the accounts of the Sublessee (Kinetic Systems, Inc.) on the effective date of the sublease.

Sublessor will have the exclusive use of approximately 8200 rentable square feet of warehouse area from effective date through December 31, 1996. Effective January 1, 1997 through December 31, 1997 the Sublessor will have the exclusive use of a reduced area of approximately 5800 square feet. (See Exhibit "A") Sublessor may vacate any portion of the warehouse space at any time within the term of this sublease. Sublessor will provide sublessee minimum 30 day advance notice of such reduction in warehouse space.

A rent credit of $1.00 per square foot per month reflecting the actual square footage used by the sublessor in the above referenced warehouse space will be in the form of a reduced rent payment on a monthly basis from the total monthly payment due.

6.3 Condition of Premises
-------------------------
Sublessor shall have unrestricted access to the second floor telephone system and room on a 24 hour a day, seven (7) days a week, 365 days a year basis.

The parking lots located on the eastern and southern side of the premises shall be exclusively for the use of Kinetic Systems, Inc. An additional 17 parking spaces will be provided for the exclusive use of Kinetic Systems, Inc. in the south parking lot of the Duane Street Building (see Exhibit "B").

Sublessor will allow all fixed cabinets to remain. Sublessee is responsible for damage, normal wear and tear excepted.

Exterior signage subject to Master Lessor approval.

Sublessee will be responsible for any security requirements pertaining to the subleased space.

All exterior doors to the subleased space will be re-keyed at the Sublessee's sole cost. One master key will be retained by Sublessor and Master Lessor for emergency access.

A copy of an EMF study dated 1/93 was forwarded to Sublessee for review. Acceptance of this sublease shall indemnify, defend, and hold harmless Sublessor and Master Lessor from any and all claims, causes of action of Sublessee's employees and invitees arising out of or related to EMF.

Sublessee shall bear all costs related to any telephone and data communications changes from current configuration. Work on Sublessor's telephone and data systems will not commence without Sublessors prior written consent.

Any changes to current building layout requiring any construction activities of any kind shall have written approval of sublessor and where necessary, Master Lessor.

Executed at Potpourri Inc.              Potpourri Inc.
            --------------              --------------

on                                      By /s/ Loren G. Dalton
   ------------------------------          ----------------------------

address 1350 Duane Street               By Loren G. Dalton, President
        -------------------------          ----------------------------

    Santa Clara, CA 95045               "Sublessor"
---------------------------------

Executed at Kinetic Systems, Inc.       Kinetic Systems, Inc.
            ---------------------       -------------------------------

on                                      By /s/ Marie R. Bianco
   ------------------------------          ----------------------------

address 3080 Raymond Street             By Marie Bianco
        -------------------------          ----------------------------

      Santa Clara, CA 95045             "Sublessee"
---------------------------------

Executed at                             New Park Leasing Co.
            ---------------------       -------------------------------

on                                      By /s/ James C. Jacobsen
   ------------------------------          ----------------------------

address                                 By James C. Jacobsen
        -------------------------          ----------------------------


---------------------------------       "Master Lessor"

    [DRAFTS OF 1ST FLR-WAREHOUSE AREA - FOR REFERENCE ONLY - NOT TO SCALE]

                  3090 Raymond St. - Santa Clara, California